Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)

	Quarter Ended							Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010		Aug 31, 2011	Aug 31, 2010	2011 vs. 2010
EARNINGS SUMMARY
Interest Income	$1,599	$1,573	$1,553	$1,499	$1,536	$63	4%	$4,725	$4,647	$78	2%
Interest Expense	362	380	383	375	389	(27)	(7%)	1,125	1,208	(83)	(7%)
Net Interest Income	1,237	1,193	1,170	1,124	1,147	90	8%	3,600	3,439	161	5%

Discount/Interchange Revenue	517	489	468	453	468	49	10%	1,474	1,340	134	10%
Rewards	234	223	207	203	194	40	21%	664	535	129	24%
Discount and Interchange Revenue, net	283	266	261	250	274	9	3%	810	805	5	1%
Fee Products Revenue	108	105	108	103	104	4	4%	321	310	11	4%
Loan Fee Income	84	81	86	72	92	(8)	(9%)	251	267	(16)	(6%)
Transaction Processing Revenue	44	45	43	40	40	4	10%	132	110	22	20%
Other Income	33	47	65	7	54	(21)	(39%)	145	131	14	11%
Total Other Income	552	544	563	472	564	(12)	(2%)	1,659	1,623	36	2%

Revenue Net of Interest Expense	1,789	1,737	1,733	1,596	1,711	78	5%	5,259	5,062	197	4%

Provision for Loan Losses	100	176	418	383	713	(613)	(86%)	694	2,824	(2,130)	(75%)

Employee Compensation and Benefits	242	230	213	200	204	38	19%	685	603	82	14%
Marketing and Business Development	133	124	136	150	131	2	2%	393	313	80	26%
Information Processing & Communications	64	66	65	67	62	2	3%	195	191	4	2%
Professional Fees	106	105	90	104	85	21	25%	301	239	62	26%
Premises and Equipment	18	18	17	17	18	0	0%	53	53	0	0%
Other Expense	79	92	74	90	66	13	20%	245	155	90	58%
Total Other Expense	642	635	595	628	566	76	13%	1,872	1,554	318	20%

Income Before Income Taxes	1,047	926	720	585	432	615	142%	2,693	684	2,009	NM
Tax Expense	398	326	255	235	171	227	133%	979	269	710	NM
Net Income	$649	$600	$465	$350	$261	$388	149%	$1,714	$415	$1,299	NM

Net Income Allocated to Common Stockholders	$642	$593	$459	$347	$258	$384	149%	$1,694	$322	$1,372	NM

Effective Tax Rate	38.0%	35.2%	35.4%	40.3%	39.7%			36.4%	39.3%

Net Interest Margin	9.26%	9.15%	9.22%	9.28%	9.16%	10	bps	9.21%	9.10%	11	bps
ROE	33%	33%	28%	22%	17%			31%	9%

Ending Common Shares Outstanding	538	546	545	545	545	(7)	(1%)	538	545	(7)	(1%)
Weighted Average Common Shares Outstanding	544	546	545	545	544	-	0%	545	544	1	0%
Weighted Average Common Shares Outstanding (fully diluted)	545	546	546	545	547	(2)	(0%)	546	550	(4)	(1%)

PER SHARE STATISTICS
Basic EPS	$1.18	$1.09	$0.84	$0.64	$0.47	$0.71	151%	$3.11	$0.59	$2.52	NM
Diluted EPS	$1.18	$1.09	$0.84	$0.64	$0.47	$0.71	151%	$3.11	$0.58	$2.53	NM
Common Stock Price (period end)	$25.16	$23.84	$21.75	$18.28	$14.51	$10.65	73%	$25.16	$14.51	$10.65	73%
Dividend declared per share	$0.06	$0.06	$0.06	$0.02	$0.02	$0.04	200%	$0.18	$0.06	$0.12	200%
Book Value per share	$14.88	$13.79	$12.65	$11.85	$11.22	$3.66	33%	$14.88	$11.22	$3.66	33%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)

	Quarter Ended							Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010		Aug 31, 2011	Aug 31, 2010	2011 vs. 2010
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$1,009	$883	$677	$554	$395	$614	155%	$2,569	$574	$1,995	NM
Payment Services	38	43	43	31	37	1	3%	124	110	14	13%
Total	$1,047	$926	$720	$585	$432	$615	142%	$2,693	$684	$2,009	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	451	422	410	413	418	33	8%	1,283	1,193	90	8%
PULSE Network	950	1,006	929	901	882	68	8%	2,885	2,407	478	20%
Total	1,401	1,428	1,339	1,314	1,300	101	8%	4,168	3,600	568	16%

NETWORK VOLUME
PULSE Network	$35,109	$36,719	$34,380	$31,334	$30,582	$4,527	15%	$106,208	$86,845	$19,363	22%
Third-Party Issuers	1,984	1,838	1,772	1,768	1,794	190	11%	5,594	5,034	560	11%
Diners Club International 1	7,660	7,380	6,998	7,328	6,542	1,118	17%	22,038	19,806	2,232	11%
Total Payment Services	44,753	45,937	43,150	40,430	38,918	5,835	15%	133,840	111,685	22,155	20%
Discover Network - Proprietary	27,133	25,684	24,784	24,075	24,880	2,253	9%	77,601	71,684	5,917	8%
Total	$71,886	$71,621	$67,934	$64,505	$63,798	$8,088	13%	$211,441	$183,369	$28,072	15%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)

	Quarter Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$10,847	$10,344	$11,463	$11,913	$10,209	$638	6%
Total Loan Receivables	54,082	52,510	51,663	48,836	50,131	3,951	8%
Allowance for Loan Losses	(2,273)	(2,632)	(3,033)	(3,304)	(3,744)	1,471	39%
Net Loan Receivables	51,809	49,878	48,630	45,532	46,387	5,422	12%
Premises and Equipment, net	466	471	459	461	457	9	2%
Goodwill and Intangible Assets, net	445	447	449	444	446	(1)	(0%)
Other Assets	2,159	2,298	2,506	2,435	2,559	(400)	(16%)
Total Assets	$65,726	$63,438	$63,507	$60,785	$60,058	$5,668	9%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$24,493	$22,923	$21,795	$20,597	$19,069	$5,424	28%
Brokered Deposits and Other Deposits	13,094	12,296	13,065	13,816	15,178	(2,084)	(14%)
Deposits	37,587	35,219	34,860	34,413	34,247	3,340	10%
Borrowings	17,818	18,039	19,090	17,706	17,709	109	1%
Accrued Expenses and Other Liabilities	2,315	2,657	2,658	2,209	1,991	324	16%
Total Liabilities	57,720	55,915	56,608	54,328	53,947	3,773	7%
Total Equity	8,006	7,523	6,899	6,457	6,111	1,895	31%
Total Liabilities and Stockholders' Equity	$65,726	$63,438	$63,507	$60,785	$60,058	$5,668	9%

BALANCE SHEET STATISTICS
Total Common Equity	$8,006	$7,523	$6,899	$6,457	$6,111	$1,895	31%
Total Common Equity/Total Assets	12.2%	11.9%	10.9%	10.6%	10.2%
Total Common Equity/Net Loans	15.5%	15.1%	14.2%	14.2%	13.2%

Tangible Assets	$65,281	$62,991	$63,058	$60,341	$59,612	$5,669	10%
Tangible Common Equity 1	$7,561	$7,076	$6,450	$6,013	$5,665	$1,896	33%
Tangible Common Equity/Tangible Assets 1	11.6%	11.2%	10.2%	10.0%	9.5%
Tangible Common Equity/Net Loans 1	14.6%	14.2%	13.3%	13.2%	12.2%
Tangible Common Equity per share 1	$14.05	$12.97	$11.83	$11.04	$10.40	$3.65	35%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.0%	16.8%	16.0%	15.9%	15.5%
Tier 1 Risk Based Capital Ratio	13.6%	13.2%	12.4%	12.2%	11.7%
Tier 1 Leverage Ratio	11.7%	11.3%	10.2%	9.9%	9.5%

LIQUIDITY
Liquidity Investment Portfolio	$9,394	$8,724	$10,232	$10,132	$9,111	$283	3%
Undrawn Credit Facilities 2	16,880	15,532	14,414	12,492	11,659	5,221	45%
Total Liquidity	$26,274	$24,256	$24,646	$22,624	$20,770	$5,504	26%

1  Tangible Common Equity ("TCE") is a non-GAAP measure.  The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company.  For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP data schedule.

2 Excludes investments pledged to the Federal Reserve, which is included within the liquidity investment portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)

	Quarter Ended							Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010		Aug 31, 2011	Aug 31, 2010	2011 vs. 2010
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$54,082	$52,510	$51,663	$48,836	$50,131	$3,951	8%	$54,082	$50,131	$3,951	8%
Average Loans 1, 2	$53,013	$51,727	$51,488	$48,597	$49,687	$3,326	7%	$52,080	$50,345	$1,735	3%

Interest Yield	11.83%	11.93%	12.10%	12.24%	12.16%	(33)	bps	11.95%	12.19%	(24)	bps
Net Principal Charge-off Rate	3.43%	4.42%	5.42%	6.58%	7.18%	(375)	bps	4.41%	7.89%	(348)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	3.63%	4.69%	5.64%	6.58%	7.18%	(355)	bps	4.64%	7.89%	(325)	bps
Delinquency Rate (over 30 days) 3	2.35%	2.68%	3.44%	3.89%	4.16%	(181)	bps	2.35%	4.16%	(181)	bps
Delinquency Rate (over 90 days) 3	1.17%	1.44%	1.88%	2.03%	2.19%	(102)	bps	1.17%	2.19%	(102)	bps
Net Charge-off Dollars	$459	$577	$689	$797	$900	($441)	(49%)	$1,725	$2,983	($1,258)	(42%)
Loans Delinquent Over 30 Days 3	$1,203	$1,329	$1,673	$1,902	$2,083	($880)	(42%)	$1,203	$2,083	($880)	(42%)
Loans Delinquent Over 90 Days 3	$599	$715	$915	$994	$1,099	($500)	(45%)	$599	$1,099	($500)	(45%)

Allowance for Loan Loss (period end)	$2,273	$2,632	$3,033	$3,304	$3,744	($1,471)	(39%)	$2,273	$3,744	($1,471)	(39%)
Change in Loan Loss Reserves	($359)	($401)	($271)	($414)	($187)	($172)	(92%)	($1,031)	($159)	($872)	NM
Reserve Rate 4	4.20%	5.01%	5.87%	6.77%	7.47%	(327)	bps	4.20%	7.47%	(327)	bps
Reserve Rate Excluding PCI Loans 3, 4	4.44%	5.31%	6.23%	6.77%	7.47%	(303)	bps	4.44%	7.47%	(303)	bps

CREDIT CARD LOANS
Ending Loans	$46,178	$44,961	$44,317	$45,157	$45,248	$930	2%	$46,178	$45,248	$930	2%
Average Loans	$45,343	$44,288	$45,443	$44,670	$44,905	$438	1%	$45,022	$45,931	($909)	(2%)

Interest Yield	12.46%	12.57%	12.65%	12.68%	12.86%	(40)	bps	12.56%	12.83%	(27)	bps
Net Principal Charge-off Rate	3.85%	5.01%	5.96%	6.95%	7.73%	(388)	bps	4.93%	8.44%	(351)	bps
Delinquency Rate (over 30 days)	2.43%	2.79%	3.59%	4.06%	4.39%	(196)	bps	2.43%	4.39%	(196)	bps
Delinquency Rate (over 90 days)	1.22%	1.51%	1.99%	2.12%	2.35%	(113)	bps	1.22%	2.35%	(113)	bps
Net Charge-off Dollars	$440	$559	$668	$774	$875	($435)	(50%)	$1,666	$2,910	($1,244)	(43%)
Loans Delinquent Over 30 Days	$1,121	$1,256	$1,590	$1,831	$1,986	($865)	(44%)	$1,121	$1,986	($865)	(44%)
Loans Delinquent Over 90 Days	$565	$681	$882	$958	$1,062	($497)	(47%)	$565	$1,062	($497)	(47%)

Allowance for Loan Loss (period end)	$2,154	$2,519	$2,939	$3,209	$3,647	($1,493)	(41%)	$2,154	$3,647	($1,493)	(41%)
Change in Loan Loss Reserves	($365)	($420)	($270)	($412)	($179)	($186)	(104%)	($1,055)	($145)	($910)	NM
Reserve Rate	4.66%	5.60%	6.63%	7.11%	8.06%	(340)	bps	4.66%	8.06%	(340)	bps

Total Discover Card Volume	$28,455	$26,927	$25,759	$25,054	$25,553	$2,902	11%	$81,141	$73,644	$7,497	10%
Discover Card Sales Volume	$26,271	$24,844	$23,990	$23,219	$23,993	$2,278	9%	$75,105	$69,251	$5,854	8%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans were acquired in The Student Loan Corporation transaction on December 31, 2010. PCI loans are loans for which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) that were acquired as part of The Student Loan Corporation transaction which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)

	Quarter Ended							Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010		Aug 31, 2011	Aug 31, 2010	2011 vs. 2010

FEDERAL STUDENT LOANS
Ending Loans 1	$738	$757	$767	$789	$2,247	($1,509)	(67%)	$738	$2,247	($1,509)	(67%)

PRIVATE STUDENT LOANS
Ending Loans	$4,715	$4,567	$4,545	$999	$881	$3,834	NM	$4,715	$881	$3,834	NM
Ending PCI Loans 2	$2,887	$2,947	$3,011	-	-	$2,887	NM	$2,887	-	$2,887	NM

Interest Yield	7.29%	7.42%	7.40%	6.04%	5.81%	148	bps	7.37%	5.63%	174	bps
Net Principal Charge-off Rate	0.23%	0.18%	0.11%	0.63%	0.31%	(8)	bps	0.18%	0.21%	(3)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	0.62%	0.51%	0.29%	0.63%	0.31%	31	bps	0.49%	0.21%	28	bps
Delinquency Rate (over 30 days) 3	0.80%	0.55%	0.72%	0.50%	0.80%	0	bps	0.80%	0.80%	0	bps

Reserve Rate	1.09%	0.92%	0.43%	1.86%	1.67%	(58)	bps	1.09%	1.67%	(58)	bps
Reserve Rate Excluding PCI Loans 3	2.80%	2.60%	1.29%	1.86%	1.67%	113	bps	2.80%	1.67%	113	bps

PERSONAL LOANS
Ending Loans	$2,439	$2,213	$2,020	$1,878	$1,707	$732	43%	$2,439	$1,707	$732	43%

Interest Yield	11.97%	11.90%	11.71%	11.59%	11.40%	57	bps	11.87%	11.33%	54	bps
Net Principal Charge-off Rate	2.73%	2.88%	4.10%	4.70%	5.67%	(294)	bps	3.19%	6.11%	(292)	bps
Delinquency Rate (over 30 days)	0.85%	0.96%	1.20%	1.57%	1.75%	(90)	bps	0.85%	1.75%	(90)	bps

Reserve Rate	3.10%	3.35%	3.68%	4.05%	4.70%	(160)	bps	3.10%	4.70%	(160)	bps

1 Federal Student Loans are held-for-sale as of November 30, 2010.

2 Purchased Credit Impaired ("PCI") loans were acquired in The Student Loan Corporation transaction on December 31, 2010. PCI loans are loans for which a deterioration in credit quality occurred between the origination date and the acquisition date.  These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) that were acquired as part of The Student Loan Corporation transaction which are accounted for on a pooled basis.  Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful.  Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)

	Quarter Ended							Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	August 31, 2011 vs. August 31, 2010		Aug 31, 2011	Aug 31, 2010	2011 vs. 2010
DIRECT BANKING

Interest Income	$1,599	$1,573	$1,553	$1,499	$1,536	$63	4%	$4,725	$4,647	$78	2%
Interest Expense	362	380	383	375	389	(27)	(7%)	1,125	1,208	(83)	(7%)
Net Interest Income	1,237	1,193	1,170	1,124	1,147	90	8%	3,600	3,439	161	5%
Other Income	481	470	486	404	496	(15)	(3%)	1,437	1,424	13	1%
Revenue Net of Interest Expense	1,718	1,663	1,656	1,528	1,643	75	5%	5,037	4,863	174	4%
Provision for Loan Losses	100	176	418	383	713	(613)	(86%)	694	2,824	(2,130)	(75%)
Total Other Expense	609	604	561	591	535	74	14%	1,774	1,465	309	21%
Income Before Income Taxes	$1,009	$883	$677	$554	$395	$614	155%	$2,569	$574	$1,995	NM

Net Interest Margin	9.26%	9.15%	9.22%	9.28%	9.16%	10	bps	9.21%	9.10%	11	bps
Pretax Return on Loan Receivables	7.55%	6.78%	5.33%	4.57%	3.16%	439	bps	6.57%	1.52%	505	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-	NM	$-	$-	$-	NM
Interest Expense	-	-	-	-	-	-	NM	-	-	-	NM
Net Interest Income	-	-	-	-	-	-	NM	-	-	-	NM
Other Income	71	74	77	68	68	3	4%	222	199	23	12%
Revenue Net of Interest Expense	71	74	77	68	68	3	4%	222	199	23	12%
Total Other Expense	33	31	34	37	31	2	6%	98	89	9	10%
Income Before Income Taxes	$38	$43	$43	$31	$37	$1	3%	$124	$110	$14	13%

Note: See Glossary of Financial Terms for definitions of financial terms.

Discover Financial Services
Glossary of Financial Terms

Book Value per share represents total equity divided by ending common shares outstanding.

Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Investment Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

Discover Financial Services
Reconciliation of GAAP to Non-GAAP Data
(unaudited, in millions)

	Quarter Ended					Nine Months Ended
	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	Aug 31, 2011	Aug 31, 2010
GAAP Total Common Equity	$8,006	$7,523	$6,899	$6,457	$6,111	$8,006	$6,111
Less: Goodwill	(255)	(255)	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(190)	(192)	(194)	(189)	(191)	(190)	(191)
Tangible Common Equity	$7,561	$7,076	$6,450	$6,013	$5,665	$7,561	$5,665

GAAP Book Value per share	$14.88	$13.79	$12.65	$11.85	$11.22	$14.88	$11.22
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)	(0.47)
Less: Intangibles	(0.36)	(0.35)	(0.35)	(0.34)	(0.35)	(0.36)	(0.35)
Tangible Common Equity per share	$14.05	$12.97	$11.83	$11.04	$10.40	$14.05	$10.40

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.